BUSINESS COMBINATIONS - Fair value of the consideration transferred and fair value of the acquired assets and assumed liabilities and the resulting goodwill as of the acquisition date (Details) - Shipsta
$ in Thousands
Aug. 31, 2024 USD ($)
Fair value of the consideration transferred:
Cash paid	$ 3,481
Shares issued	885
Fair Value at Closing
Fair value of the consideration transferred:
Cash paid	3,481
Shares issued	885
Payables for acquisition	629
Total purchase price	$ 4,995